Exhibit 10.1


                                 PROMISSORY NOTE
                                 ---------------


$1,931,973.37                                                      July 15, 2005


      For value received, the undersigned, TASKER CAPITAL CORP., a Nevada corporation (the "Company"), hereby promises to pay to the order of Indian River Labs, L.L.C., a Florida limited liability company (the "Holder"), the total principal amount of ONE MILLION NINE HUNDRED THIRTY-ONE THOUSAND NINE HUNDRED SEVENTY-THREE DOLLARS AND THIRTY-SEVEN CENTS ($1,931,973.37) (the "Loan"), together with interest thereon as set forth herein. This Promissory Note (this "Note") will mature and become due and payable in full on July 20, 2007 (the "Maturity Date").

      1. Terms of Repayment. Principal of and interest upon this Note will be paid by the Company as follows:

            (a) Interest. This Note shall bear interest on the principal amount outstanding and unpaid from time to time at a rate of 3.40% per annum, simple interest, from the date hereof until the Maturity Date. Interest shall be calculated on the basis of a 365-day year and paid for the actual number of days elapsed. Notwithstanding any term contained herein, the interest rate applied herein shall not exceed any such rate required by applicable usury or other similar laws.

            (b) Payments. The Company promises to pay to the Holder bi-weekly principal and interest payments in the amounts set forth on Schedule A attached hereto.

            (c) Prepayments. The Company may prepay this Note at any time or from time to time, in whole or in part.

            (d) Order of Payments. All payments will be applied first to accrued interest, and then to principal.

      2. Events of Default. Each and any of the following will constitute a default and, after expiration of a grace period, if any, will constitute an "Event of Default" hereunder:

            (a) the Company shall fail to pay any amount of principal or interest or other amount due hereunder (if any) within ten (10) calendar days of the date on which such amount is due and payable hereunder; or

            (b) (i) the Company shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Company or of any substantial part of its assets or shall commence any case or other proceeding relating to its assets under bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or shall take any action to authorize or in furtherance of any of the foregoing; or any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Company and the same shall not have been dismissed within sixty (60) calendar days of the filing or commencement thereof or the Company shall indicate its approval thereof, consent thereto or acquiescence therein; (ii) a decree or order shall be entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Company bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief shall be entered in respect of the Company in an involuntary case under any such bankruptcy or insolvency laws; (iii) the acceleration by any senior lender of the Company from time to time (the "Senior Lender") of any indebtedness due from the Company to the Senior Lender; or (iv) a Change in Control of the Company (as defined below).

            For purposes of this paragraph 2, "Change in Control" shall mean:

            (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization involving the Company, if all or substantially all of the individuals and entities who were the beneficial owners of the outstanding shares of Common Stock of the Company immediately prior to such merger, consolidation or other reorganization do not beneficially own, directly or indirectly, more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization in substantially the same proportions as their ownership, immediately prior to such merger, consolidation or other reorganization, of the outstanding shares of Common Stock of the Company;

            (b) the sale, transfer or other disposition of all or substantially all of the Company's assets;

            (c) a change in the composition of the Board of Directors of the Company (the "Board") , as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved or (iii) satisfy any combination of (i) and (ii); or

            (d) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this clause
(d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary of the Company and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.


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


      A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      3. Holder's Rights Upon Default. Upon the occurrence of any Event of Default, the Holder may (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of this Note and all obligations of the Company to the Holder, together with accrued interest thereon and accrued fees and expenses (if any) payable on or in respect of this Note, will become immediately due and payable to the Holder without presentment, demand, protest, notice of protest or further notice of any kind, all of which are hereby expressly waived by the Company and (b) exercise all legally available rights and privileges.

      4. Costs of Enforcement. Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Company hereby promises to pay to the Holder, upon demand by the Holder at any time, in addition to the outstanding principal balance of, accrued interest and all (if any) other amounts payable on or in respect of this Note, all court costs and reasonable attorneys' fees and other collection charges and expenses incurred or sustained by the Holder.

      5. Governing Law. This Note will be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles and shall be enforceable only in courts of competent jurisdiction in the State of New York. The Company and the Holder hereby waive any and all right to trial by jury in any civil action arising out of, or based upon, this Note.

      6. Miscellaneous.

            (a) The Company hereby waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.

            (b) The rights and privileges of the Holder under this Note will inure to the benefit of the Holder's successors and assigns. All obligations of the Company in connection with this Note will bind the Company's successors and assigns.

            (c) If any provision of this Note will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof, but this Note will be construed as if such invalid or unenforceable provision had never been contained herein.

            (d) The waiver of any Event of Default or the failure of the Holder to exercise any right or remedy to which it may be entitled will not be deemed a waiver of any subsequent Event of Default or the Holder's right to exercise that or any other right or remedy to which the Holder is entitled. No delay or omission by the Holder in exercising, or failure by the Holder to exercise on any one or more occasions, any rights hereunder will be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights.


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


            (e) This Note may not be waived, changed, modified, or discharged orally, but only in writing. This Note may be waived, changed, modified, or discharged by an instrument signed by the Company and the Holder.


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


      IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as a contract under seal as of the date first set forth above.

                                        TASKER CAPITAL CORP.


                                        By:_______________________________
                                           -------------------------------
                                        Name:
                                        Title:


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